Quarterly Earnings Presentation Q1 2024 May 7, 2024

2Earnings Presentation Q1 2024 PresBuilder Placeholder - Delete this box if you see it on a slide, but DO NOT REMOVE this box from the slide layout All statements made in this presentation that are consider to be forward-looking are made in good faith by the Company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve; (4) the ability to continue to innovate with new products and services; (5) direct and indirect costs associated with the May 2023 ransomware attack, and our receipt of expected insurance receivables associated with that cyber security incident; (6) seasonality; (7) large customer concentration; (8) the ability to recruit and retain qualified employees; (9) the outcome of any legal proceedings that may be instituted against the Company; (10) adverse changes in currency exchange rates; or (11) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed on February 22, 2024. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non- GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs. Forward Looking Statements

3Earnings Presentation Q1 2024 • Net sales increased 0.2% to $350.3 million versus Q1 2023 ◦ Hardware Solutions increased 4.6% ◦ Canada up 0.5% ◦ Protective Solution decreased (6.9)% ◦ Robotics and Digital Solutions ("RDS") down (9.2)% • GAAP net loss totaled $(1.5) million, or $(0.01) per diluted share, compared to net loss of $(9.1) million, or $(0.05) per diluted share, in Q1 2023 • Adjusted Gross Margins were 47.6% compared to 41.5% in Q1 2023 • Adjusted EBITDA totaled $52.3 million compared to $40.2 million in Q1 2023 • Adjusted EBITDA margins were 14.9% compared to 11.5% in Q1 2023 • Net Debt / Adjusted EBITDA (ttm): 3.2x at quarter end, improved from 3.3x from December 30, 2023 Q1 2024 Financial Review Please see reconciliation tables in the Appendix of this presentation for non-GAAP metrics. Highlights for the 13 Weeks Ended March 30, 2024

4Earnings Presentation Q1 2024 Q1 2024 Operational Review Highlights for the 13 Weeks Ended March 30, 2024 • Acquired and successfully integrated Koch Industries into Hillman ◦ Acquisition marks Hillman's entrance into rope and chain ◦ Signals Hillman is actively pursuing accretive M&A opportunities that leverage its unique moat • Inventories normalized - maintained appropriate inventory levels following supply chain disruption that led to excess inventory levels (which peaked in Q2 2022; normalized in Q4 2023) • Reiterated full year 2024 guidance

5Earnings Presentation Q1 2024 Quarterly Financial Performance Adjusted EBITDA (millions $ and % of Net Sales) Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Adjusted Gross Margin in the Appendix of this presentation. Not to scale. Top & Bottom Line (vs Q1 2023) Net Sales (millions $) Adjusted Gross Margin (millions $ and % of Net Sales) $40.2 $52.3 Q1 2023 Q1 2024 14.9%11.5% $145.2 $166.9 Q1 2023 Q1 2024 $349.7 $350.3 Q1 2023 Q1 2024 47.6% 41.5%

6Earnings Presentation Q1 2024 Hardware & Protective Q1 2023 Q1 2024 Δ Thirteen Weeks Ended 4/1/2023 3/30/2024 Comments Revenues $253,851 $259,874 2.4% Driven by new business and Koch acquistion Adjusted EBITDA $18,879 $32,266 70.9% Margin expansion from price/cost dynamic Margin (Adj. EBITDA/Net Sales) 7.4% 12.4% 500 bps Robotics & Digital Q1 2023 Q1 2024 Δ Thirteen Weeks Ended 4/1/2023 3/30/2024 Comments Revenues $61,066 $55,472 (9.2)% Soft volumes across RDS Adjusted EBITDA $19,524 $17,013 (12.9)% Mix of product sales Margin (Adj. EBITDA/Net Sales) 32.0% 30.7% (130) bps Canada Q1 2023 Q1 2024 Δ Thirteen Weeks Ended 4/1/2023 3/30/2024 Comments Revenues $34,790 $34,959 0.5% Driven by new business Adjusted EBITDA $1,783 $3,043 70.7% Margin expansion from price/cost dynamic Margin (Adj. EBITDA/Net Sales) 5.1% 8.7% 360 bps Consolidated Q1 2023 Q1 2024 Δ Thirteen Weeks Ended 4/1/2023 3/30/2024 Revenues $349,707 $350,305 0.2% Adjusted EBITDA $40,186 $52,322 30.2% Margin (Adj. EBITDA/Net Sales) 11.5% 14.9% 340 bps Performance by Segment (Q1) Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted.

7Earnings Presentation Q1 2024 Hardware & Protective Robotics & Digital Canada Total Revenue Thirteen Weeks Ended March 30, 2024 Fastening and Hardware $214,390 $— $31,589 $245,979 Personal Protective 45,484 — 1,408 46,892 Keys and Key Accessories — 43,637 1,952 45,589 Engraving and Resharp — 11,835 10 11,845 Total Revenue $259,874 $55,472 $34,959 $350,305 Revenue by Product Category (Q1) Hardware & Protective Robotics & Digital Canada Total Revenue Thirteen Weeks Ended April 1, 2023 Fastening and Hardware $204,974 $— $31,221 $236,195 Personal Protective 48,877 — 1,613 50,490 Keys and Key Accessories — 48,548 1,941 50,489 Engraving and Resharp — 12,518 15 12,533 Total Revenue $253,851 $61,066 $34,790 $349,707 Figures in Thousands of USD unless otherwise noted.

8Earnings Presentation Q1 2024 Total Net Leverage (Net Debt / TTM Adj. EBITDA) Capital Structure March 30, 2024 ABL Revolver ($212 million capacity) $18.0 Term Note $749.7 Finance Leases and Other Obligations $10.5 Total Debt $778.2 Cash $30.7 Net Debt $747.5 TTM Adjusted EBITDA $231.5 Net Debt/ TTM Adjusted EBITDA 3.2x Leverage Continues to Improve Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Net Debt in the Appendix of this presentation. Figures in Millions of USD unless otherwise noted. 4.2x 4.0x 3.7x 3.3x 3.2x 4/ 01 /2 02 3 07 /0 1/2 02 3 09 /3 0/ 20 23 12 /3 0/ 20 23 03 /3 0/ 20 24 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x

9Earnings Presentation Q1 2024 2023 Outlook & Guidance (in millions USD) Full Year 2024 Guidance Range Midpoint Revenues $1.475 to $1.555 billion $1.515 billion Adjusted EBITDA $230 to $240 million $235 million Free Cash Flow $100 to $120 million $110 million Assumptions • Net Debt / Adj. EBITDA leverage ratio expected to be around 2.7x at the end of 2024 • Interest expense: $55-$65 million • Cash interest: $50-$60 million • Cash tax expense: $10-$20 million • Capital expenditures: $65-$75 million • Restructuring / Other: Approx. $10 million • Working Capital benefit: $5 - $15 million • Fully diluted shares outstanding: ~199 million On May 7, 2024, Hillman reiterated the following guidance (originally provided on February 22, 2024) based on its current view of the market and its performance expectations for the fifty-two week period ended December 28, 2024. 2024 Full Year Guidance Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Free Cash Flow in the Appendix of this presentation.

10Earnings Presentation Q1 2024 Key Takeaways Actively Executing M&A; Winning New Business; Strong Margin Profile Historical Long-term Annual Growth Targets (Organic): Revenue Growth: +6% & Adj. EBITDA Growth: +10% Historical Long-term Annual Growth Targets (incl. Acquisitions): Revenue Growth: +10% & Adj. EBITDA Growth: +15% • Business has 60-year track record of success; proven to be resilient through multiple economic cycles • Repair, Remodel and Maintenance industry has meaningful long-term tailwinds; expected increase in future home spending as 90% of homes pass 20 years of age during 2024 and 2025.1 • 1,100-member distribution (sales and service) team and direct-to-store fulfillment continue to provide competitive advantages and strengthen competitive moat - drives new business wins • Cost of goods peaked in May 2023, margins expanding to normal rates, should expand and hold through 2024 • Now that leverage has come down, executing tuck-in M&A that leverage the Hillman moat in order to fuel long-term growth 1) Jefferies Research Services: July 10, 2023

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12Earnings Presentation Q1 2024 Investment Highlights Significant runway for incremental growth: Organic + M&A Management team with proven operational and M&A expertise Strong financial profile with 60-year track record Market and innovation leader across multiple categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and resilient end markets

Hillman: Overview

HILLMAN
HLMN | Nasdaq Listed

Who We Are

- We are a leading North American provider of hardware products and solutions, including;
  - Hardware and home improvement products
  - Protective and job site gear – including work gloves and job site storage
  - Robotic kiosk technologies ("RDS"): Key duplication, engraving & knife sharpening
- Our differentiated service model provides direct to-store shipping, in-store service, and category management solutions
- We have long-standing strategic partnerships with leading retailers across North America:
  - Home Depot, Lowes, Walmart, Tractor Supply, and ACE Hardware
- Founded in 1964; HQ in Cincinnati, Ohio

2023: By The Numbers

~20 billion Fasteners Sold	**~245 million** Pairs of Work Gloves Sold	**~115+ million** Keys Duplicated
~114,000 SKUs Managed	**~46,000** Direct Shipping Locations	**~31,000** Kiosks in Retail Locations
#1 Position Across Core Categories*	**8.0%** Sales CAGR over past 10 years	**60-Year** Track record of success
$1.5 billion 2023 Sales	**9.4% CAGR** 2018-2023 Adj. EBITDA Growth	**14.9%** 2023 Adj. EBITDA Margin

**Management Estimates*
Adjusted EBITDA is a non-GAAP measure. Please see Appendix for a reconciliation of Adjusted EBITDA to Net loss

Earnings Presentation Q1 2024

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14Earnings Presentation Q1 2024 Primary Product Categories #1 in Segment#1 in Segment #1 in Segment Key and Fob Duplication Personalized Tags Knife Sharpening Fasteners & Specialty Gloves Builders Hardware & Metal Shapes Safety / PPE Construction Fasteners Work Gear Picture Hanging Source: Third party industry report. Hardware Solutions Protective Solutions Robotics & Digital Solutions Hillman has been selling its top customers for 25 years on average

15Earnings Presentation Q1 2024 Thirteen weeks ended April 1, 2023 March 30, 2024 Net loss $(9,132) $(1,492) Income tax benefit (7,856) (483) Interest expense, net 18,077 15,271 Depreciation 16,705 16,338 Amortization 15,572 15,254 EBITDA $33,366 $44,888 Stock compensation expense 2,637 2,829 Restructuring and other (1) 1,408 991 Litigation expense (2) 260 — Transaction and integration expense (3) 800 274 Change in fair value of contingent consideration 1,715 332 Refinancing costs (4) — 3,008 Adjusted EBITDA $40,186 $52,322 Adjusted EBITDA Reconciliation Footnotes: 1. Includes consulting and other costs associated with severance related to our distribution center relocations and corporate restructuring activities. 2. Litigation expense includes legal fees associated with our litigation with Hy-Ko Products Company LLC 3. Transaction and integration expense includes professional fees and other costs related to the Koch Industries, Inc acquisition and the CCMP secondary offerings in 2023. 4. In the first quarter of 2024, we entered into a Repricing Amendment on our existing Senior Term Loan due July 14, 2028.

16Earnings Presentation Q1 2024 Thirteen weeks ended April 1, 2023 March 30, 2024 Net Sales $349,707 $350,305 Cost of sales (exclusive of depreciation and amortization) 204,509 183,434 Gross margin exclusive of depreciation and amortization $145,198 $166,871 Gross margin exclusive of depreciation and amortization % 41.5% 47.6 % Adjusted Gross Margin Reconciliation

17Earnings Presentation Q1 2024 Thirteen weeks ended April 1, 2023 March 30, 2024 Selling, general and administrative expenses $111,065 $118,565 SG&A Adjusting Items (1): Stock compensation expense 2,637 2,829 Restructuring 1,408 991 Litigation expense 260 — Acquisition and integration expense 800 274 Adjusted SG&A $105,960 $114,471 Adjusted SG&A as a % of Net Sales 30.3% 32.7 % Adjusted SG&A Expense Reconciliation 1. See adjusted EBITDA Reconciliation for details of adjusting items

18Earnings Presentation Q1 2024 As of December 30, 2023 March 30, 2024 Revolving loans $0 $18,000 Senior term loan 751,852 749,725 Finance leases and other obligations 9,097 10,453 Gross debt $760,949 $778,178 Less cash 38,553 30,672 Net debt $722,396 $747,506 Net Debt & Free Cash Flow Reconciliations Thirteen Weeks Ended April 1, 2023 March 30, 2024 Net cash provided by operating activities $31,507 $11,676 Capital expenditures (18,111) (17,759) Free cash flow $13,396 $(6,083) Reconciliation of Net Debt Reconciliation of Free Cash Flow

19Earnings Presentation Q1 2024 Thirteen weeks ended March 30, 2024 HPS RDS Canada Consolidated Operating income $9,248 $5,757 $1,299 $16,304 Depreciation & amortization 19,869 10,376 1,347 31,592 Stock compensation expense 2,337 280 212 2,829 Restructuring and other 549 257 185 991 Transaction and integration expense 263 11 — 274 Change in fair value of contingent consideration — 332 — 332 Adjusted EBITDA $32,266 $17,013 $3,043 $52,322 Thirteen weeks ended April 1, 2023 HPS RDS Canada Consolidated Operating (loss) income $(3,836) $4,462 $463 $1,089 Depreciation & amortization 18,543 12,564 1,170 32,277 Stock compensation expense 2,205 282 150 2,637 Restructuring 1,257 151 — 1,408 Litigation expense — 260 — 260 Transaction and integration expense 710 90 — 800 Change in fair value of contingent consideration — 1,715 — 1,715 Adjusted EBITDA $18,879 $19,524 $1,783 $40,186 Segment Adjusted EBITDA Reconciliations